UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8568

John Hancock Bank & Thrift Opportunity Fund
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:    October 31

Date of reporting period:   October 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Bank and Thrift Opportunity Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 13

Trustees & officers
page 26

For more information
page 29


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by nor-
mally investing at
least 80% of its
assets in equity
securities of U.S.
regional banks and
thrifts and holding
companies that
primarily own or
receive a substantial
portion of their
income from
regional banks
or thrifts.

Over the last twelve months

* The broad stock market advanced, but ran into headwinds in 2004 as geopolitical issues, rising oil prices and economic uncertainties kept investors wary.

* Financial stocks slightly underperformed the market, with merger banks among the best performing group.

* The Fund's strong weightings in regional banks and takeover candidates helped it outperform its index and peers.

[Bar chart with heading "John Hancock Bank and Thrift Opportunity Fund". Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 25% at the top. The first bar represents the 17.93% Net asset value for John Hancock Bank and Thrift Opportunity Fund. The second bar represents the 21.37% market value for the John Hancock Bank and Thrift Opportunity Fund. A note below the chart reads, "The total returns for the Fund include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results."]

Top 10 holdings

 3.3%   SouthTrust Corp.
 3.2%   Zions Bancorp.
 3.0%   Compass Bancshares, Inc.
 3.0%   Bank of America Corp.
 2.9%   Comerica, Inc.
 2.9%   Wells Fargo & Co.
 2.9%   US Bancorp.
 2.6%   North Fork Bancorp., Inc.
 2.6%   M&T Bank Corp.
 2.6%   SunTrust Banks, Inc.

As a percentage of net assets on October 31, 2004.

BY JAMES K. SCHMIDT, CFA, LISA A. WELCH AND THOMAS M. FINUCANE, PORTFOLIO
MANAGERS

MANAGERS'
REPORT


JOHN HANCOCK
Bank and Thrift Opportunity Fund

Portfolio manager Thomas Finucane, who was a portfolio manager at John Hancock from 1990 to 2002, recently rejoined the team as a co-portfolio manager after two years at another asset management firm.

The stock market began the Fund's fiscal year last November on an upbeat path, bolstered by low interest rates, a rebounding economy, tax cuts and strong corporate earnings growth. But the environment became more difficult as the new calendar year progressed, and stocks moved sideways for much of 2004. Concerns that the Federal Reserve's moves to raise interest rates would negatively impact corporate earnings, and questions about the strength of the economy, combined with a host of other fears to keep investors wary. The list of uncertainties included spiking oil prices, hurricanes, terrorism, the Iraq war and the tight U.S. presidential election race. Although the broad market, as measured by the Standard & Poor's 500 Index, returned 9.42% in the 12 months ended October 31, 2004, much of the advance came at the beginning of the period last November and December.

"...stocks moved sideways for
 much of 2004."

Financial stocks as a group slightly underperformed the broad market, with the Standard & Poor's 500 Financial Index returning 8.04% in the period. Regional banks, diversified banks and real estate investment trusts (REITs) all performed well, as growing uncertainties led investors to these more conservative safe-haven sectors, given their high dividends and stable earnings. Regional banks were also bolstered by an upswing in mergers, while the more market-sensitive names, such as trust banks and brokers, struggled. Insurance stocks were hit hard at the end of the period by charges of bid rigging and price fixing against the most prominent insurance broker, Marsh & McLennan.

Fund performance and strategy

For the year ended October 31, 2004, John Hancock Bank and Thrift Opportunity Fund posted total returns of 17.93% at net asset value and 21.37% at market value. The difference in the Fund's net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund's NAV share price at any time. The Fund's return exceeded the Fund's benchmark Standard & Poor's 500 Financial Index and the 10.57% return of the average open-end financial services fund, according to Lipper, Inc.

[Photos of Jim Schmidt, Lisa Welch and Tom Finucane flush right next to first paragraph.]

Our overweighting in the strong-performing regional bank sector and primarily good stock selection in the sector were the main drivers of our outperformance.

The Fund continues to implement the same investment strategy that it has adhered to since its inception in August 1994. The Fund owns regional banks that have good fundamentals and are selling at attractive valuations, and, as an added plus, could also be potential candidates for merger activity. This investment approach -- and its focus on regional banks -- has served long-time shareholders well and continues to generate very competitive returns. Since its inception in 1994, the Fund has produced average annual returns of 16.53% at net asset value, outperforming the 14.25% annual return at net asset value of Lipper's average open-end financial services fund and the 10.82% average annual return of the S&P 500 Index in the same period through October 31, 2004.

"...banks involved in mergers were
 some of our biggest contributors to
 performance..."

Mergers: dominant performance driver

Merger activity picked up significantly over the last 12 months -- an average of one deal a month in our fund alone -- spearheaded by the announced mega-merger between FleetBoston and Bank of America just before the fiscal year began. Not surprisingly, banks involved in mergers were some of our biggest contributors to performance during the year, including FleetBoston and Bank of America, whose stock rebounded as the market became more comfortable with the acquisition. Of our top 12 performers, five were takeout names, and our large stakes in these regional banks at the time of the announced deals made a significant positive impact on performance. Some of the bigger names and top performers included Charter One, which was acquired by Royal Bank of Scotland, SouthTrust, which was bought by Wachovia, National Commerce Financial, which was acquired by SunTrust, and Banknorth which received an acquisition bid from Toronto Dominion. Greenpoint Financial, which was acquired by North Fork Bancorporation, and Bank One, which was bought by JPMorgan Chase, were also top contributors.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Regional banks 66%, the second is Diversified banks 14%, the third is Thrifts & mortgage finance 7%, the fourth is Other diversified financial service 5%, and the fifth is Asset management & custody banks 5%].

We also were well served by our large weightings in mid-cap banks whose stocks did very well, some because of heightened speculation that they would become takeover targets, and some because they are perceived to be asset-sensitive, that is, their income rises as interest rates increase. These included East West Bancorp., Compass Bancshares, Comerica, Colonial BancGroup, Zions Bancorp and TCF Financial.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%.]

Market-sensitive stocks lag

The biggest disappointments were market-sensitive stocks that struggled along with the decline in the stock market, as the bulk of their earnings come from market-related activities. These detractors included Citigroup, Mellon Financial Corp. and State Street Corp. Some of the mortgage-related names also faded as interest rate volatility made conditions difficult for such companies as Washington Mutual and First Horizon National.

Regulatory risk hurt several of our holdings, including Fannie Mae, which had accounting issues. Our large stake in Fifth Third Bancorp also hurt, as the bank struggled with regulatory issues and disappointing earnings.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is East West Bancorp followed by an up arrow with the phrase "Chinese-focused bank continues to shine." The second listing is SouthTrust followed by an up arrow with the phrase "Acquired by Wachovia." The third listing is State Street followed by a down arrow with the phrase "Earnings disappointments in a tough operating environment."]

Outlook

Bank fundamentals remain in good shape, with solid earnings growth, improving margins and signs that commercial lending is picking up. We believe bank stocks can serve as a good safe haven, especially in an uncertain economic environment, with their stable earnings, healthy dividends and merger activity, which we believe will continue. Given the strong outperformance in the last several years of small banks, we think that large-cap financial names now trade at more attractive valuations.

"Bank fundamentals remain in good
 shape, with solid earnings growth,
 improving margins and signs that
 commercial lending is picking up."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into three main categories: bonds, common stocks and short-term investments. Bonds and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


                                                  Interest       Maturity        Credit      Par value
Issuer, description                                   rate           date        rating          (000)         Value
Bonds 0.10%                                                                                                  $951,643
(Cost $770,000)

Regional Banks 0.10%                                                                                          951,643
CSBI Capital Trust I,
Sub Cap Income Ser A (B)(G)                         11.750%      06-06-27        B-          $770,000         951,643

Issuer                                                                                         Shares           Value
Common stocks 97.57%                                                                                     $920,134,086
(Cost $388,448,921)

Asset Management & Custody Banks 4.65%                                                                     43,905,842
Affiliated Managers Group, Inc. (MA) (I)(L)                                                   245,750      13,722,680
Federated Investors, Inc. (Class B) (PA)                                                       30,000         869,700
Investors Financial Services Corp. (MA)                                                        15,000         577,350
Legg Mason, Inc. (MD)                                                                         198,750      12,662,362
Mellon Financial Corp. (PA)                                                                   330,000       9,537,000
Northern Trust Corp. (IL)                                                                      70,000       2,977,800
State Street Corp. (MA)                                                                        79,000       3,558,950

Consumer Finance 0.27%                                                                                      2,563,000
MBNA Corp. (DE)                                                                               100,000       2,563,000

Diversified Banks 14.14%                                                                                  133,331,949
Bank of America Corp. (NC)                                                                    634,670      28,426,869
Comerica, Inc. (MI)                                                                           447,400      27,519,574
Fifth Third Bancorp. (OH)                                                                     467,563      22,999,424
U.S. Bancorp. (MN)                                                                            941,041      26,923,183
Wells Fargo & Co. (CA)                                                                        459,861      27,462,899

Investment Banking & Brokerage 0.04%                                                                          420,245
Piper Jaffray Cos., Inc. (MN) (I)(L)                                                            9,610         420,245

See notes to
financial statements.


6


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Life & Health Insurance 0.72%                                                                              $6,776,600
MetLife, Inc. (NY)                                                                            104,000       3,988,400
Prudential Financial, Inc. (NJ)                                                                60,000       2,788,200

Other Diversified Financial Service 4.76%                                                                  44,848,715
CIT Group, Inc. (NJ)                                                                          100,600       4,064,240
Citigroup, Inc. (NY)                                                                          505,925      22,447,892
JPMorgan Chase & Co. (MA)                                                                     475,041      18,336,583

Property & Casualty Insurance 0.23%                                                                         2,175,000
XL Capital Ltd. (Class A) (Cayman Islands) (L)                                                 30,000       2,175,000

Regional Banks 65.60%                                                                                     618,602,317
ABC Bancorp. (GA)                                                                              65,400       1,330,236
Alabama National Bancorp. (AL)                                                                142,500       9,105,750
AmericanWest Bancorp. (WA) (I)                                                                357,921       7,104,732
AmSouth Bancorp. (AL)                                                                          95,879       2,530,247
Bank of New York Co., Inc. (The) (NY)                                                         288,000       9,348,480
Banknorth Group, Inc. (ME)                                                                    682,688      24,078,406
BB&T Corp. (NC) (L)                                                                           344,846      14,176,619
Beverly National Corp. (MA)                                                                    47,500       1,273,000
BOK Financial Corp. (OK) (I)                                                                  117,208       5,334,136
Camden National Corp. (ME)                                                                    140,000       5,159,000
Capital City Bank Group, Inc. (FL)                                                             59,635       2,332,325
Cardinal Financial Corp. (VA) (I)                                                              86,200         857,690
Cascade Bancorp. (OR)                                                                         194,272       3,934,008
Chittenden Corp. (VT)                                                                         175,245       4,962,938
City Holding Co. (WV)                                                                          41,600       1,441,440
City National Corp. (CA)                                                                      224,427      15,463,020
CoBiz, Inc. (CO)                                                                                8,650         171,659
Colonial BancGroup (The), Inc. (AL)                                                           585,200      12,669,580
Columbia Bancorp. (MD)                                                                         90,000       2,800,800
Columbia Bancorp. (OR)                                                                         13,250         236,513
Columbia Banking System, Inc. (WA)                                                             29,645         726,303
Commercial Bankshares, Inc. (FL)                                                               63,702       2,246,770
Community Banks, Inc. (PA)                                                                    105,055       3,061,303
Compass Bancshares, Inc. (AL) (L)                                                             600,857      28,702,939
Cullen/Frost Bankers, Inc. (TX)                                                                20,000         980,000
Dearborn Bancorp., Inc. (MI) (I)                                                               37,470       1,011,690
Desert Community Bank (CA)                                                                    137,500       3,553,000
DNB Financial Corp. (PA)                                                                       65,830       1,678,665
East West Bancorp., Inc. (CA)                                                                 540,000      21,621,600

See notes to
financial statements.


7


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Regional Banks (continued)
EuroBancshares, Inc. (Puerto Rico) (I)                                                         87,830      $1,629,247
F.N.B. Corp. (PA)                                                                              90,049       1,848,706
Financial Institutions, Inc. (NY)                                                              73,000       1,924,280
First Charter Corp. (NC)                                                                       52,200       1,332,666
First Horizon National Corp. (TN)                                                             163,400       7,071,952
First Midwest Bancorp., Inc. (IL)                                                              19,000         663,290
First National Bankshares of Florida (FL)                                                      92,750       2,289,997
First Regional Bancorp. (CA) (I)                                                              100,000       3,753,000
First Regional Bancorp. (CA) (I)                                                               50,000       2,085,000
First State Bancorp. (NM)                                                                      65,000       2,294,500
FirstMerit Corp. (OH)                                                                           2,950          77,084
FNB Bankshares (ME) (A)                                                                        62,340       2,540,978
Fulton Financial Corp. (PA) (L)                                                               106,803       2,291,992
Glacier Bancorp., Inc. (MT)                                                                   294,231       9,312,411
Harleysville National Corp. (PA)                                                              137,776       3,522,932
Hibernia Corp. (Class A) (LA)                                                                 230,000       6,670,000
Independent Bank Corp. (MI)                                                                   308,105       8,371,213
International Bancshares Corp. (TX)                                                           160,270       5,929,990
KeyCorp (OH) (L)                                                                              320,000      10,748,800
M&T Bank Corp. (NY) (L)                                                                       238,657      24,581,671
Marshall & Ilsley Corp. (WI) (L)                                                              423,795      17,786,676
MB Financial, Inc. (IL)                                                                       105,000       4,487,700
Mercantile Bankshares Corp. (MD)                                                              209,500      10,211,030
Merrill Merchants Bankshares, Inc. (ME)                                                        73,687       1,588,692
Mid-State Bancshares (CA)                                                                      50,000       1,341,500
National City Corp. (DE) (L)                                                                  568,188      22,142,286
North Fork Bancorp., Inc. (NY)                                                                559,695      24,682,550
Northrim Bancorp., Inc. (AK)                                                                   70,053       1,593,706
Oriental Financial Group, Inc. (Puerto Rico)                                                   18,395         521,130
Pacific Capital Bancorp. (CA)                                                                 364,354      11,597,388
Placer Sierra Bancshares (CA)                                                                  14,550         349,200
PNC Financial Services Group (PA)                                                             418,500      21,887,550
Prosperity Bancshares, Inc. (TX)                                                              120,000       3,270,000
Provident Bankshares Corp. (MD)                                                               165,058       5,732,464
Regions Financial Corp. (AL)                                                                  127,390       4,468,841
Republic Bancorp., Inc. (MI)                                                                    3,000          50,130
S&T Bancorp., Inc. (PA)                                                                       154,700       5,575,388
Sandy Spring Bancorp., Inc. (MD)                                                                9,500         328,510
Security Bank Corp. (GA)                                                                       35,000       1,233,750

See notes to
financial statements.


8


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Regional Banks (continued)
Sky Financial Group, Inc. (OH)                                                                234,850      $6,312,768
SNB Bancshares, Inc. (TX) (I)                                                                  94,340       1,226,420
SouthTrust Corp. (AL)                                                                         709,350      30,906,380
Southwest Bancorp. of Texas, Inc. (TX)                                                        520,660      12,204,270
Southwest Bancorp., Inc. (OK)                                                                   9,000         211,320
Summit Bancshares, Inc. (TX)                                                                  139,500       4,741,605
SunTrust Banks, Inc. (GA) (L)                                                                 346,826      24,409,614
Synovus Financial Corp. (GA)                                                                  450,000      12,235,500
Taylor Capital Group, Inc. (IL)                                                               213,200       6,257,420
TCF Financial Corp. (MN) (L)                                                                  428,016      13,491,064
Texas United Bancshares, Inc. (TX)                                                             47,100         847,329
TriCo Bancshares (CA)                                                                          53,000       1,150,630
UCBH Holdings, Inc. (CA)                                                                      200,000       8,618,000
Umpqua Holdings Corp. (OR)                                                                    177,901       4,426,177
Univest Corp. (PA)                                                                            136,812       5,493,002
Valley National Bancorp. (NJ)                                                                 149,892       4,250,937
Vineyard National Bancorp., Co. (CA) (I)                                                      150,000       3,944,700
Virginia Commerce Bancorp., Inc. (VA) (I)                                                      13,337         392,108
West Coast Bancorp. (OR)                                                                       67,583       1,601,717
Whitney Holding Corp. (LA)                                                                    106,500       4,644,465
Wilmington Trust Corp. (DE)                                                                   350,000      12,096,000
Yardville National Bancorp. (NJ)                                                               97,400       3,231,732
Zions Bancorp. (UT)                                                                           456,825      30,228,110

Thrifts & Mortgage Finance 7.16%                                                                           67,510,418
Astoria Financial Corp. (NY)                                                                   71,910       2,810,962
Commercial Capital Bancorp., Inc. (CA)                                                        450,000      10,093,500
Countrywide Financial Corp. (CA)                                                              450,000      14,368,500
Fannie Mae (DC)                                                                                80,500       5,647,075
Freddie Mac (VA)                                                                              140,000       9,324,000
Hingham Institute for Savings (MA)                                                             80,000       3,300,000
LSB Corp. (MA)                                                                                 65,000       1,257,750
New York Community Bancorp, Inc. (NY)                                                          40,000         734,400
NewAlliance Bancshares, Inc. (CT)                                                              12,581         174,624
PennFed Financial Services, Inc. (NJ)                                                         156,800       5,083,456
Sovereign Bancorp, Inc. (PA)                                                                   30,000         649,500
Washington Mutual, Inc. (WA)                                                                  276,812      10,715,393
Webster Financial Corp. (CT)                                                                   70,110       3,351,258

See notes to
financial statements.


9


FINANCIAL STATEMENTS

                                                                               Interest     Par value
Issuer, description, maturity date                                             rate         (000s)              Value
Short-term investments 8.51%                                                                              $80,244,730
(Cost $80,244,730)

Certificates of Deposit 0.01%                                                                                  73,787
Deposits in mutual banks                                                                          $74          73,787

Joint Repurchase Agreement 2.01%                                                                           18,973,000
Investment in a joint repurchase agreement
transaction with Morgan Stanley --
Dated 10-29-04, due 11-01-04 (secured
by U.S. Treasury Bond 8.125% due
08-15-19, U.S. Treasury Note 5.875%
due 11-15-04, U.S. Treasury Inflation
Indexed Bonds 3.625% due 04-15-28
and 3.375% due 04-15-32, and U.S.
Treasury Inflation Indexed Notes 3.375%
thru 3.875% due 01-15-09 thru 01-15-12)                                        1.77%           18,973      18,973,000

                                                                                               Shares
Cash Equivalents 6.49%                                                                                     61,197,943
AIM Cash Investment Trust (T)                                                              61,197,943      61,197,943

Total investments 106.18%                                                                              $1,001,330,459

Other assets and liabilities, net (6.18%)                                                                ($58,283,593)

Total net assets 100.00%                                                                                 $943,046,866



(A) Issuer is an affiliate of John Hancock Advisers, LLC.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
percentages of the
Fund's investments
aggregated by
various industries.

                                               Value as a percentage of
Industry distribution                          Fund's total investments
-----------------------------------------------------------------------
Asset Management & Custody Banks                                  4.38%
Consumer Finance                                                  0.26
Diversified Banks                                                13.31
Investment Banking & Brokerage                                    0.04
Life & Health Insurance                                           0.68
Other Diversified Financial Service                               4.48
Property & Casualty Insurance                                     0.22
Regional Banks                                                   61.88
Thrifts & Mortgage Finance                                        6.74
Short-term investments                                            8.01

Total investments                                               100.00%


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value for each
common share.

Assets
Investments at value, including $60,257,728
of securities loaned
Unaffiliated issuers (cost $468,896,501)                         $998,789,481
Affiliated issuers (cost $567,150)                                  2,540,978
Cash                                                                  199,510
Receivable for investments sold                                     2,622,647
Dividends and interest receivable                                   1,549,907
Other assets                                                          161,896

Total assets                                                    1,005,864,419

Liabilities
Payable for investments purchased                                     213,180
Payable upon return of securities loaned                           61,197,943
Payable to affiliates
Management fees                                                     1,020,046
Other                                                                  88,700
Other payables and accrued expenses                                   297,684

Total liabilities                                                  62,817,553

Net assets
Capital paid-in                                                   396,957,918
Accumulated net realized gain on investments                        5,312,042
Net unrealized appreciation of investments                        531,866,808
Accumulated net investment income                                   8,910,098

Net assets                                                       $943,046,866

Net asset value per share
Based on 84,400,000 shares of
beneficial interest outstanding --
unlimited number of shares
authorized with no par value                                           $11.17

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (including $46,339
received from affiliated issuers)                                 $22,805,795
Interest                                                              222,244
Securities lending                                                    178,669

Total investment income                                            23,206,708

Expenses
Investment management fees                                         10,444,940
Administration fees                                                 2,270,639
Custodian fees                                                        146,196
Miscellaneous                                                         133,079
Printing                                                              122,698
Registration and filing fees                                           74,567
Professional fees                                                      59,775
Trustees' fees                                                         54,275
Transfer agent fees                                                    47,460
Securities lending fees                                                 4,684
Interest                                                                  182

Total expenses                                                     13,358,495
Less expense reductions                                              (767,650)

Net expenses                                                       12,590,845

Net investment income                                              10,615,863

Realized and unrealized gain
Net realized gain on investments                                   73,802,030
Change in net unrealized appreciation (depreciation)
of investments                                                     57,014,888

Net realized and unrealized gain                                  130,816,918

Increase in net assets from operations                           $141,432,781

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
and distributions
paid to
shareholders.
                                                        Year          Year
                                                       ended         ended
                                                    10-31-03      10-31-04
Increase (decrease) in net assets
From operations

Net investment income                            $10,173,850   $10,615,863
Net realized gain                                 43,579,476    73,802,030
Change in net unrealized
appreciation (depreciation)                      136,897,644    57,014,888

Increase in net assets resulting
from operations                                  190,650,970   141,432,781

Distributions to shareholders
From net investment income                        (9,831,756)   (9,873,112)
From net realized gain                           (62,701,604) (111,939,720)
                                                 (72,533,360) (121,812,832)
Net assets
Beginning of period                              805,309,307   923,426,917

End of period 1                                 $923,426,917  $943,046,866

1 Includes accumulated net investment income of $8,186,559 and $8,910,098, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $11.31       $9.53       $9.76       $9.54      $10.94
Net investment income 1                                   0.19        0.15        0.11        0.12        0.13
Net realized and unrealized
gain (loss) on investments                               (1.27)       0.86        0.88        2.14        1.55
Total from
investment operations                                    (1.08)       1.01        0.99        2.26        1.68
Less distributions
From net investment income                               (0.15)      (0.21)      (0.13)      (0.12)      (0.12)
From net realized gain                                   (0.55)      (0.57)      (1.08)      (0.74)      (1.33)
                                                         (0.70)      (0.78)      (1.21)      (0.86)      (1.45)
Net asset value, end of period                           $9.53       $9.76       $9.54      $10.94      $11.17
Per share market value,
end of period                                            $7.81       $7.88       $7.92       $9.65      $10.14
Total return at market value 2 (%)                      (10.58)       9.56 3     15.39 3     35.54 3     21.37 3

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $804        $823        $805        $923        $943
Ratio of expenses
to average net assets (%)                                 1.47        1.43        1.43        1.43        1.39
Ratio of adjusted expenses
to average net assets 4 (%)                                 --        1.45        1.46        1.48        1.47
Ratio of net investment income
to average net assets (%)                                 2.18        1.51        1.11        1.28        1.17
Portfolio turnover (%)                                      13          27          20           4           5

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2004, the Fund loaned securities having a market value of $60,257,728 collateralized by cash in the amount of $61,197,943. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended October 31, 2003, the tax character of distributions paid was as follows: ordinary income $9,831,756 and long-term capital gains $62,701,604. During the year ended October 31, 2004, the tax character of distributions paid was as follows: ordinary income $12,023,624 and long-term capital gains $109,789,189.

As of October 31, 2004, the components of distributable earnings on a tax basis included $10,086,081 of undistributed ordinary income and $4,397,653 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B

Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund's average weekly net asset value.

The Fund has an agreement with the Adviser to perform certain administrative services for the Fund. The compensation for the year was at an annual rate of 0.25% of the average weekly net asset value of the Fund. The Adviser agreed to limit the administration fee to 0.20% of the Fund's average weekly net asset value until July 1, 2004, and to 0.10% of the Fund's average net asset value effective July 1, 2004. Accordingly, the expense reductions related to the administration fee amounted to $767,650 for the year ended October 31, 2004. The Adviser reserves the right to terminate this limitation in the future with Trustees' approval. The net administrative fee compensation for the year amounted to $1,502,989. The Fund also paid the Adviser the amount of $858 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C

Fund common share
transactions

The Fund had no common share transactions during the years ended October 31, 2003 and October 31, 2004.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $48,294,666 and $165,868,622, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes, was $469,590,530. Gross unrealized appreciation and depreciation of investments aggregated $532,913,209 and $1,173,280, respectively, resulting in net unrealized appreciation of $531,739,929. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E

Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 2004, is set forth below.


                         Beginning        Ending
                             share         share        Realized        Dividend        Ending
Affiliate                   amount        amount            gain          income         value
FNB Bankshares (ME)
common stock
bought: none
sold: none                  20,780        62,340*             --        $46,339     $2,540,978

Totals                                                        --        $46,339     $2,540,978

* Reflects 3-for-1 stock split, record date 3-22-04



Note F
Reclassification of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect an increase in accumulated net realized gain on investments of $1,035, a decrease in accumulated net investment income of $19,212 and an increase in capital paid-in of $18,177. This represents the amounts necessary to report these balances on a tax basis, ex cluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

Note G
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bank and Thrift Opportunity Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Bank and Thrift Opportunity Fund (the "Fund") as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2004 and 2003 and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund designated distributions to shareholders of $109,789,189 as capital gain dividends.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2004, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

Investment
objective
and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001 the Fund's Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. "Net assets" is defined as net assets plus borrowings for investment purposes. "Primarily owned" means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e. savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor's Ratings group ("Standard & Poor's") or Ba or below by Moody's Investors Service, Inc. ("Moody's"), or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

By-laws

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan, (the
"Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services as Plan agent for the shareholders (the "Plan Agent"), unless an election is made to receive cash. Each registered shareholder will receive from the Plan
Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan Agent's Web site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan. The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S.federal income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).


Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 18, 2004, the Annual Meeting of the Fund was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 81,234,775 shares of beneficial interest were voted at the meeting. The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                  WITHHELD
                              FOR                 AUTHORITY
--------------------------------------------------------------------------
Patti McGill Peterson         79,074,918          2,159,857
Steven R. Pruchansky          79,411,637          1,823,138
Norman H. Smith               79,015,917          2,218,858

The shareholders ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditor for the fiscal year ending October 31, 2004, with votes tabulated as follows: 79,675,601 FOR, 597,378 AGAINST and 961,796 ABSTAINING.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             1994                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 1994                28
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1995                28
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,


26


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944 (continued)                                               1995                28
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  1998                28
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

John A. Moore, 2 Born: 1939                                                                 2002                31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         2002                31
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven Pruchansky, Born: 1944                                                               1994                28
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                28
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                1994                28
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).


27


Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent and
dividend disburser

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Stock symbol

Listed New York Stock
Exchange: BTO

For shareholder assistance
refer to page 24

How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:
          Mellon Investor Services
          85 Challenger Road
          Overpeck Centre
          Ridgefield Park, NJ 07660

Phone     Customer service representatives        1-800-852-0218
          Portfolio commentary                    1-800-344-7054
          24-hour automated information           1-800-843-0090
          TDD line  1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

---------------
PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS
---------------

P900A  10/04
       12/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, October 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $35,150 for the fiscal year ended October 31, 2003 and $36,950 for the fiscal year ended October 31, 2004. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2003 and fiscal year ended October 31, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $2,100 for the fiscal year ended October 31, 2003 and $2,250 for the fiscal year ended October 31, 2004. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended October 31, 2003 and fiscal year ended October 31, 2004 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and October 31, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $149,700 for the fiscal year ended October 31, 2003, and $2,250 for the fiscal year ended October 31, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner
Dr. John A. Moore
Patti McGill Peterson
John P. Toolan

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal accounting officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Contact person at the registrant.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bank and Thrift Opportunity Fund


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    December 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    December 21, 2004


By:
    ------------------------------
    William H. King
    Vice President and Treasurer

Date:    December 21, 2004